July 1, 2011

Dreyfus BASIC Money Market Fund, Inc.

Dreyfus BASIC U.S. Government Money Market Fund

The Statement of Additional Information for the funds listed above, dated July 1, 2011, is effective only with respect to these funds, notwithstanding information appearing therein that relates to other funds, which information is of no effect.  Information on such other funds may be obtained by calling your financial adviser, or writing to a fund at 1-800-DREYFUS (1-516-794-5452 outside the U.S.).